UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-23762

Fidelity Greenwood Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Risk Parity Fund

Annual Report
January 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity Advisor® Risk Parity Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Risk Parity Fund - Class A, a class of the fund, on July 07, 2022, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

11,000
10,500
10,000
9,500
9,000
$8,500
2022
'23

Period Ending Values

$9,728 Fidelity Advisor Risk Parity Fund - Class A

$10,775 MSCI ACWI (All Country World Index) Index

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for the 12-months ending January 31, 2023, as a multitude of factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from riskier assets and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -5.56% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-12%) notably lagged. Conversely, Asia Pacific ex Japan (+7%) held up best. Among the 11 sectors, information technology (-16%) fared worst, followed by real estate (-14%). In contrast, energy gained 4% amid elevated prices for oil and natural gas. The materials sector (+1%) also topped the broader index. U.S. stocks returned -8.42% for the 12 months, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-27%) lagged most, followed by consumer discretionary (-19%). Conversely, energy (+43%) led by a wide margin. Materials (+4%) and the defensive utilities (+3%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 6.20%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -8.36% for the period, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (-9.11%) trailed U.S. Treasuries (-8.54%), while commercial mortgage-backed securities (-7.09%) and agencies (-5.32%) also lost ground. Outside the index, leveraged loans (+1.80%) bested the returns for Treasury Inflation-Protected Securities (-8.38%), U.S. high-yield bonds (-5.14%) and emerging-markets debt securities (-11.29%).
Comments from Portfolio Manager Avishek Hazrachoudhury:
From its inception on July 7, 2022, the fund's share classes (excluding sales charges, if applicable) gained about 3%, trailing the 4.61% advance of the Fidelity Risk Parity Composite Index. The fund is designed to provide investors with diversification across the market's main systemic risk factors: growth, inflation, real rates and liquidity. In what was an extremely volatile environment for both stocks and bonds, this diversification detracted from the fund's relative performance as the sharp rise in yields pressured real rates and inflation factors. Conversely, the strong performance of equities and credit during the period led to significant gains in both the growth and liquidity factors, but nonetheless left the portfolio lagging   the benchmark, which has a higher risk contribution coming from equities.
Notes to shareholders:
On March 1, 2023, Christopher Kelliher assumed co-management responsibilities for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary January 31, 2023 (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.
Top Holdings (% of Fund's net assets)

Fidelity Commodity Strategy Fund	18.2
Fidelity International Index Fund	11.5
Fidelity Long-Term Treasury Bond Index Fund	8.8
Fidelity Small Cap Value Index Fund	7.7
Fidelity Small Cap Index Fund	7.7
Fidelity Inflation-Protected Bond Index Fund	6.1
U.S. Treasury Bills	4.7
Fidelity Real Estate Index Fund	3.3
iShares iBoxx $ High Yield Corporate Bond ETF	2.9
Invesco Senior Loan ETF	2.6
73.5

Asset Allocation (% of Fund's net assets)

Domestic Equity Funds category includes Fidelity Commodity Strategy Fund of 18.2%.
Futures and Swaps 59.9%

Consolidated Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Equity Funds - 52.3%
	Shares	Value ($)
Domestic Equity Funds - 38.4%
Fidelity Commodity Strategy Fund (a)	12,807	1,314,000
Fidelity Real Estate Index Fund (a)	14,814	237,762
Fidelity Small Cap Index Fund (a)	15,554	370,660
Fidelity Small Cap Value Index Fund (a)	23,650	555,772
Fidelity Total Market Index Fund (a)	1,561	176,997
SPDR Gold Trust ETF (b)	635	113,925
TOTAL DOMESTIC EQUITY FUNDS		2,769,116
International Equity Funds - 13.9%
Fidelity Emerging Markets Index Fund (a)	16,803	172,064
Fidelity International Index Fund (a)	18,644	833,192
TOTAL INTERNATIONAL EQUITY FUNDS		1,005,256
TOTAL EQUITY FUNDS (Cost $4,008,235)		3,774,372

Fixed-Income Funds - 22.8%
	Shares	Value ($)
Fixed-Income Funds - 22.8%
Fidelity Inflation-Protected Bond Index Fund (a)	48,078	442,321
Fidelity Long-Term Treasury Bond Index Fund (a)	58,787	636,668
Invesco Senior Loan ETF	8,752	184,755
iShares iBoxx $ High Yield Corporate Bond ETF	2,717	207,389
iShares J.P. Morgan EM Local Currency Bond ETF	2,199	79,032
iShares JPMorgan USD Emerging Markets Bond ETF	440	38,680
iShares U.S. Treasury Bond ETF	2,315	54,009

TOTAL FIXED-INCOME FUNDS (Cost $1,658,015)		1,642,854

U.S. Treasury Obligations - 4.8%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.07% to 4.61% 2/2/23 to 4/27/23 (d)(e) (Cost $343,839)	344,000	343,840

Cash Equivalents - 18.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (f) (Cost $1,336,627)	1,336,360	1,336,627

TOTAL INVESTMENT IN SECURITIES - 98.4% (Cost $7,346,716)	7,097,693
NET OTHER ASSETS (LIABILITIES) - 1.6%	114,546
NET ASSETS - 100.0%	7,212,239

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	2	Mar 2023	211,900	13,367	13,367

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	3	Mar 2023	343,547	5,736	5,736

TOTAL PURCHASED					19,103

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	2	Mar 2023	409,000	(8,973)	(8,973)

TOTAL FUTURES CONTRACTS					10,130
The notional amount of futures purchased as a percentage of Net Assets is 7.7%
The notional amount of futures sold as a percentage of Net Assets is 5.7%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $808,726.
Total Return Swaps
Underlying Reference	Pay/ Receive Reference	Reference Payment Frequency	Financing Rate	Financing Frequency	Counterparty	Maturity Date	Notional Amount ($)	Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Invesco Senior Loan ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 75 basis points	Monthly	BNP Paribas SA	Jul 2023	1,021,175	15,398	0	15,398
iShares US Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 10 basis points	Monthly	BNP Paribas SA	Nov 2023	779,456	(1,597)	0	(1,597)
iShares US Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 10 basis points	Monthly	BNP Paribas SA	Nov 2023	103,084	215	0	215
iShares 20+ Year Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 15 basis points	Monthly	Bank of America, N.A.	Jul 2023	78,834	4,159	0	4,159
iShares US Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 38 basis points	Monthly	Bank of America, N.A.	Aug 2023	63,861	1,130	0	1,130
iShares TIPS Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 20 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	1,731,659	23,397	0	23,397
iShares J.P. Morgan EM Local Currency Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 40 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	336,694	11,255	0	11,255
iShares J.P. Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 35 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	189,707	6,500	0	6,500
iShares US Treasury Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 40 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	18,044	319	0	319
SPDR Gold Shares	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 25 basis points	Monthly	Goldman Sachs Intl.	Jul 2023	506,167	22,864	0	22,864
SPDR Gold Shares	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index plus 30 basis points	Monthly	Goldman Sachs Intl.	Aug 2023	11,632	525	0	525
iShares iBoxx $ High Yield Corporate Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 40 basis points	Monthly	Morgan Stanley Capital Services LLC	Jun 2023	642,315	20,298	0	20,298
iShares J.P. Morgan USD Emerging Markets Bond ETF	Receives	Monthly	U.S. Secured Overnight Fin. Rate (SOFR) Index minus 10 basis points	Monthly	Morgan Stanley Capital Services LLC	Nov 2023	48,257	1,513	0	1,513
TOTAL RETURN SWAPS								105,976	0	105,976

The shares/units for each total return swap, in the same order of appearance as in the table above, were as follows: 49,223 shares, 33,362 shares, 4,431 shares, 777 shares, 2,796 shares, 16,211 shares, 9,717 shares, 2,240 shares, 790 shares, 2,959 shares, 68 shares, 8,707 shares and 568 shares, respectively.

For the period, the average monthly notional amount for swaps in the aggregate was $4,779,930.

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)	Non-income producing
(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $39,874.
(e)	Security or a portion of the security has been segregated as collateral for bi- lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $303,966.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	-	7,909,318	6,572,691	21,506	-	-	1,336,627	0.0%
Total	-	7,909,318	6,572,691	21,506	-	-	1,336,627

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Commodity Strategy Fund	-	1,879,253	155,322	393,452	(27,765)	(382,166)	1,314,000
Fidelity Emerging Markets Index Fund	-	191,646	26,391	311	(1,084)	7,893	172,064
Fidelity Inflation-Protected Bond Index Fund	-	1,073,123	586,753	26,230	(36,950)	(7,099)	442,321
Fidelity International Bond Index Fund	-	384,199	381,735	-	(2,464)	-	-
Fidelity International Index Fund	-	1,053,019	290,291	12,640	(2,166)	72,630	833,192
Fidelity Long-Term Treasury Bond Index Fund	-	1,203,051	516,283	11,532	(37,138)	(12,962)	636,668
Fidelity Real Estate Index Fund	-	261,325	22,518	4,301	(2,836)	1,791	237,762
Fidelity Small Cap Index Fund	-	400,823	54,686	3,339	(2,409)	26,932	370,660
Fidelity Small Cap Value Index Fund	-	625,295	99,133	13,868	(3,568)	33,178	555,772
Fidelity Total Market Index Fund	-	494,105	324,329	2,216	4,223	2,998	176,997
	-	7,565,839	2,457,441	467,889	(112,157)	(256,805)	4,739,436

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Risk Parity Cayman Ltd.	-	206,050	-	-	-	47,507	253,557

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equity Funds	3,774,372	3,774,372	-	-

Fixed-Income Funds	1,642,854	1,642,854	-	-

Other Short-Term Investments	343,840	-	343,840	-

Money Market Funds	1,336,627	1,336,627	-	-
Total Investments in Securities:	7,097,693	6,753,853	343,840	-
Derivative Instruments:

Assets
Futures Contracts	19,103	19,103	-	-
Swaps	107,573	-	107,573	-
Total Assets	126,676	19,103	107,573	-

Liabilities
Futures Contracts	(8,973)	(8,973)	-	-
Swaps	(1,597)	-	(1,597)	-
Total Liabilities	(10,570)	(8,973)	(1,597)	-
Total Derivative Instruments:	116,106	10,130	105,976	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Commodity Risk
Swaps (a)	23,389	0
Total Commodity Risk	23,389	0
Credit Risk
Swaps (a)	54,964	0
Total Credit Risk	54,964	0
Equity Risk
Futures Contracts (b)	13,367	(8,973)
Total Equity Risk	13,367	(8,973)
Interest Rate Risk
Futures Contracts (b)	5,736	0
Swaps (a)	29,220	(1,597)
Total Interest Rate Risk	34,956	(1,597)
Total Value of Derivatives	126,676	(10,570)

(a)For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received (a) ($)	Collateral Pledged (a) ($)	Net (b) ($)
Bank of America, N.A.	5,289	-	-	-	5,289
BNP Paribas SA	15,613	(1,597)	-	-	14,016
Goldman Sachs Intl.	64,860	-	-	-	64,860
Morgan Stanley Capital Services LLC	21,811	-	-	-	21,811
Exchange Traded Futures	19,103	(8,973)	-	-	10,130
Total	$126,676	$(10,570)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to   Consolidated Financial Statements.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,013,848)	$1,021,630
Fidelity Central Funds (cost $1,336,627)	1,336,627
Other affiliated issuers (cost $4,996,241)	4,739,436

Total Investment in Securities (cost $7,346,716)		$7,097,693
Cash		9,043
Receivable for investments sold		3,804
Receivable for fund shares sold		1,251
Distributions receivable from Fidelity Central Funds		4,719
Bi-lateral OTC swaps, at value		107,573
Receivable from investment adviser for expense reductions		2,981
Total assets		7,227,064
Liabilities
Payable for fund shares redeemed	$2,483
Bi-lateral OTC swaps, at value	1,597
Accrued management fee	3,122
Distribution and service plan fees payable	1,448
Payable for daily variation margin on futures contracts	3,927
Other affiliated payables	2,248
Total Liabilities		14,825
Net Assets		$7,212,239
Net Assets consist of:
Paid in capital		$7,419,595
Total accumulated earnings (loss)		(207,356)
Net Assets		$7,212,239

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,008,857 ÷ 104,606 shares) (a)		$9.64
Maximum offering price per share (100/94.25 of $9.64)		$10.23
Class M :
Net Asset Value and redemption price per share ($1,008,250 ÷ 104,564 shares) (a)		$9.64
Maximum offering price per share (100/96.50 of $9.64)		$9.99
Class C :
Net Asset Value and offering price per share ($1,007,561 ÷ 104,534 shares) (a)		$9.64
Fidelity Risk Parity Fund :
Net Asset Value , offering price and redemption price per share ($2,035,984 ÷ 212,076 shares)		$9.60
Class I :
Net Asset Value , offering price and redemption price per share ($1,141,081 ÷ 118,320 shares)		$9.64
Class Z :
Net Asset Value , offering price and redemption price per share ($1,010,506 ÷ 104,734 shares)		$9.65
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Consolidated Statement of Operations
		For the period July 7, 2022 (commencement of operations) through January 31, 2023
Investment Income
Dividends:
Unaffiliated issuers		$6,573
Affiliated issuers		461,524
Interest		5,555
Income from Fidelity Central Funds		21,506
Total Income		495,158
Expenses
Management fee	$18,501
Distribution and service plan fees	9,694
Independent trustees' fees and expenses	47,044
Total expenses before reductions	75,239
Expense reductions	(47,364)
Total expenses after reductions		27,875
Net Investment income (loss)		467,283
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(3,139)
Affiliated issuers	(112,157)
Futures contracts	(24,632)
Swaps	(37,475)
Capital gain distributions from underlying funds:
Affiliated issuers	6,365
Total net realized gain (loss)		(171,038)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated Issuers	7,782
Affiliated issuers	(256,805)
Futures contracts	10,130
Swaps	105,976
Total change in net unrealized appreciation (depreciation)		(132,917)
Net gain (loss)		(303,955)
Net increase (decrease) in net assets resulting from operations		$163,328
Consolidated Statement of Changes in Net Assets

For the period July 7, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$467,283
Net realized gain (loss)	(171,038)
Change in net unrealized appreciation (depreciation)	(132,917)
Net increase (decrease) in net assets resulting from operations	163,328
Distributions to shareholders	(370,684)
Share transactions - net increase (decrease)	7,419,595
Total increase (decrease) in net assets	7,212,239

Net Assets
Beginning of period	-
End of period	$7,212,239

Consolidated Financial Highlights
Fidelity Advisor® Risk Parity Fund Class A

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.86
Net realized and unrealized gain (loss)	(.60)
Total from investment operations	.26
Distributions from net investment income	(.62)
Total distributions	(.62)
Net asset value, end of period	$9.64
Total Return D,E,F	2.90%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.40% I
Expenses net of fee waivers, if any	.85% I
Expenses net of all reductions	.84% I
Net investment income (loss)	15.39% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,009
Portfolio turnover rate J	163% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Risk Parity Fund Class M

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.84
Net realized and unrealized gain (loss)	(.60)
Total from investment operations	.24
Distributions from net investment income	(.60)
Total distributions	(.60)
Net asset value, end of period	$9.64
Total Return D,E,F	2.77%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.65% I
Expenses net of fee waivers, if any	1.10% I
Expenses net of all reductions	1.09% I
Net investment income (loss)	15.09% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,008
Portfolio turnover rate J	163% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Risk Parity Fund Class C

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.82
Net realized and unrealized gain (loss)	(.60)
Total from investment operations	.22
Distributions from net investment income	(.58)
Total distributions	(.58)
Net asset value, end of period	$9.64
Total Return D,E,F	2.52%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.15% I
Expenses net of fee waivers, if any	1.60% I
Expenses net of all reductions	1.59% I
Net investment income (loss)	14.60% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,008
Portfolio turnover rate J	163% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Risk Parity Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.27
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.23
Distributions from net investment income	(.63)
Total distributions	(.63)
Net asset value, end of period	$9.60
Total Return D,E	2.63%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.26% H
Expenses net of fee waivers, if any	.60% H
Expenses net of all reductions	.58% H
Net investment income (loss)	7.06% H
Supplemental Data
Net assets, end of period (000 omitted)	$2,036
Portfolio turnover rate I	163% H

A For the period September 1, 2022 (commencement of sale of shares) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Risk Parity Fund Class I

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.88
Net realized and unrealized gain (loss)	(.61)
Total from investment operations	.27
Distributions from net investment income	(.63)
Total distributions	(.63)
Net asset value, end of period	$9.64
Total Return D,E	3.02%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.18% H
Expenses net of fee waivers, if any	.60% H
Expenses net of all reductions	.59% H
Net investment income (loss)	15.81% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,141
Portfolio turnover rate I	163% H

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Risk Parity Fund Class Z

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.97
Net realized and unrealized gain (loss)	(.69)
Total from investment operations	.28
Distributions from net investment income	(.63)
Total distributions	(.63)
Net asset value, end of period	$9.65
Total Return D,E	3.13%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.23% H
Expenses net of fee waivers, if any	.55% H
Expenses net of all reductions	.54% H
Net investment income (loss)	17.34% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,011
Portfolio turnover rate I	163% H

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Consolidated Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Risk Parity Fund (the Fund) is a fund of Fidelity Greenwood Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund commenced sale of Fidelity Risk Parity Fund shares on September 1, 2022. The Fund offers Class A, Class M, Class C, Fidelity Risk Parity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	$ Amount	% of Fund's Net Assets
Fidelity Risk Parity Fund	Fidelity Risk Parity Cayman Ltd.	253,557	3.5

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The   Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The   consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the   consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the   consolidated financial statements were issued have been evaluated in the preparation of the   consolidated financial statements. The Fund's   Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.   ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Consolidated Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the   Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying   consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the   consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the   consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, swaps, controlled foreign corporations,   capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$138,144
Gross unrealized depreciation	(530,347)
Net unrealized appreciation (depreciation)	$(392,203)
Tax Cost	$7,455,009

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$200,655
Capital loss carryforward	$(15,809)
Net unrealized appreciation (depreciation) on securities and other investments	$(392,203)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(13,473)
Long-term	(2,336)
Total capital loss carryforward	$(15,809)

The tax character of distributions paid was as follows:

January 31, 2023 A
Ordinary Income	$370,684
A   For the period July 7, 2022 (commencement of operations) through January 31, 2023.
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Commodity Risk	Commodity risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.
Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.   Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Consolidated Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Consolidated Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Consolidated Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Consolidated Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity Risk Parity Fund
Commodity Risk
Swaps	18,400	23,389
Total Commodity Risk	18,400	23,389
Credit Risk
Swaps	55,000	54,964
Total Credit Risk	55,000	54,964
Equity Risk
Futures Contracts	4,956	4,394
Total Equity Risk	4,956	4,394
Interest Rate Risk
Futures Contracts	(29,588)	5,736
Swaps	(110,875)	27,623
Total Interest Rate Risk	(140,463)	33,359
Totals	(62,107)	116,106

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Consolidated Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market, bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Consolidated Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Consolidated Statement of Operations.

Any open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Consolidated Statement of Assets and Liabilities.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Consolidated Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Consolidated Schedule of Investments.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Consolidated Statement of Operations.

Any open swaps at period end are included in the Consolidated Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Total Return Swaps. Total return swaps are agreements between counterparties to exchange cash flows, one based on a market-linked return of an individual asset or a basket of assets (i.e., an index), and the other on a fixed or floating rate. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting payment obligation, a fund will receive a payment from or make a payment to the counterparty. A fund enters into total return swaps to manage its market exposure.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Risk Parity Fund	9,855,725	3,975,172
7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Diversifying Solutions LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each class of the Fund pays a monthly management fee. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, distribution and service plan fees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During the period, the management fee for each class of the Fund was as follows:

Annual % of Class-Level Average Net Assets
Class A	.60%
Class M	.60%
Class C	.60%
Fidelity Risk Parity Fund	.60%
Class I	.60%
Class Z	.55%

The investment adviser also provides investment management services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. The Subsidiary pays certain other expenses, such as custody fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,390	$1,385
Class M	.25%	.25%	2,768	2,767
Class C	.75%	.25%	5,536	5,536
			$9,694	$9,688

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the   Consolidated Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Risk Parity Fund	$113

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2024. Some expenses, for example   certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.85%	$8,625
Class M	1.10%	8,552
Class C	1.60%	8,534
Fidelity Risk Parity Fund	.60%	1,768
Class I	.60%	9,685
Class Z	.55%	9,760
		$46,924

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $397.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $43.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended January 31, 2023 A
Fidelity Risk Parity Fund
Distributions to shareholders
Class A	$60,367
Class M	59,224
Class C	56,987
Fidelity Risk Parity Fund	63,034
Class I	69,528
Class Z	61,544
Total	$370,684
A   Distributions for Class A, Class M, Class C, Class I and Class Z are for the period July 7, 2022 (commencement of operations) through January 31, 2023 and for Fidelity Risk Parity Fund for the period September 1, 2022 (commencement of sale of shares) through January 31, 2023.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended January 31, 2023 A	Year ended January 31, 2023 A
Fidelity Risk Parity Fund
Class A
Shares sold	98,825	$988,808
Reinvestment of distributions	6,606	60,367
Shares redeemed	(825)	(8,067)
Net increase (decrease)	104,606	$1,041,108
Class M
Shares sold	98,083	$980,805
Reinvestment of distributions	6,481	59,224
Net increase (decrease)	104,564	$1,040,029
Class C
Shares sold	98,298	$982,961
Reinvestment of distributions	6,236	56,987
Net increase (decrease)	104,534	$1,039,948
Fidelity Risk Parity Fund
Shares sold	219,651	$2,116,923
Reinvestment of distributions	2,577	23,447
Shares redeemed	(10,152)	(93,338)
Net increase (decrease)	212,076	$2,047,032
Class I
Shares sold	110,712	$1,115,000
Reinvestment of distributions	7,608	69,528
Net increase (decrease)	118,320	$1,184,528
Class Z
Shares sold	117,657	$1,188,529
Reinvestment of distributions	6,734	61,544
Shares redeemed	(19,657)	(183,123)
Net increase (decrease)	104,734	$1,066,950
A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period July 7, 2022 (commencement of operations) through January 31, 2023 and for Fidelity Risk Parity Fund for the period September 1, 2022 (commencement of sale of shares) through January 31, 2023.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:
Fund	Affiliated %
Fidelity Risk Parity Fund	71%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Greenwood Street Trust and the Shareholders of Fidelity Risk Parity Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Risk Parity Fund (the "Fund"), a fund of Fidelity Greenwood Street Trust, including the consolidated schedule of investments, as of January 31, 2023, the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period from July 7, 2022 (commencement of operations) through January 31, 2023, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, the changes in its net assets and the financial highlights for the period from July 7, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees four funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. David B. Jones is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, high income, and equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged FDS and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FDS, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FDS's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ®  funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David B. Jones (1962)
Year of Election or Appointment: 2021
Trustee
Chair of the Board of Trustees
Mr. Jones also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity ® funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day valuation activities for various Fidelity ® funds
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FDS.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jennifer M. Birmingham (1971)
Year of Election or Appointment: 2021
Trustee
Ms. Birmingham also serves as Trustee of other Fidelity ® funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti (1966)
Year of Election or Appointment: 2021
Trustee
Mr. Conti also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity® funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Tara C. Kenney (1960)
Year of Election or Appointment: 2021
Trustee
Ms. Kenney also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Joseph Benedetti (1965)
Year of Election or Appointment: 2021
Assistant Secretary
Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2020-present) and is an employee of Fidelity Investments. Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present) and FIAM LLC (investment adviser firm, 2021-present). Previously, Mr. Benedetti served as Secretary of Fidelity Diversifying Solutions LLC (2021-2022). Prior to joining Fidelity, Mr. Benedetti was Assistant General Counsel at Invesco (investment adviser firm, 2019-2020); Senior Vice President and Managing Counsel at OppenheimerFunds Inc. (investment adviser firm, 2017-2019); and a Managing Director in the Legal Department of Morgan Stanley Investment Management Inc. (investment adviser firm, 2004-2017).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as President and Treasurer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2021
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Nati Davidi (1971)
Year of Election or Appointment: 2021
Assistant Secretary
Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi serves as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis (1968)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2021
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Ksenia Portnoy (1980)
Year of Election or Appointment: 2021
Chief Compliance Officer
Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021), Mizuho (investment adviser firm, 2015-2020), Guggenheim Partners (investment adviser firm, 2012-2015) and Lehman Brothers (investment adviser firm, 2008-2012).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023) for Class A and Class M and Class C and Class I and Class Z and for the period (September 1, 2022 to January 31, 2023) for Fidelity® Risk Parity Fund. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value January 31, 2023	Expenses Paid During Period
Fidelity® Risk Parity Fund
Class A	.85%
Actual		$ 1,000	$ 958.10	$ 4.20 C
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33 D
Class M	1.10%
Actual		$ 1,000	$ 956.90	$ 5.43 C
Hypothetical- B		$ 1,000	$ 1,019.66	$ 5.60 D
Class C	1.60%
Actual		$ 1,000	$ 955.40	$ 7.89 C
Hypothetical- B		$ 1,000	$ 1,017.14	$ 8.13 D
Fidelity® Risk Parity Fund	.60%
Actual		$ 1,000	$ 1,026.30	$ 2.55 C
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06 D
Class I	.60%
Actual		$ 1,000	$ 959.30	$ 2.96 C
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06 D
Class Z	.55%
Actual		$ 1,000	$ 960.30	$ 2.72 C
Hypothetical- B		$ 1,000	$ 1,022.43	$ 2.80 D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C    Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 / 365 (to reflect the one-half year period) for  Class A and Class M and Class C and Class I and Class Z and multiplied by 153 / 365 (to reflect the period September 1, 2022 to January 31, 2023) for Fidelity® Risk Parity Fund.

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $65,795 of distributions paid in the calendar year 2022 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates $23,609 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal qualify for the dividends-received deduction for corporate shareholders:

Ex-Date	Class A	Class M	Class C	Risk Parity Fund	Class I	Class Z
12/29/2022	3.00%	3.00%	3.00%	2.00%	2.00%	2.00%
12/30/2022	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

Ex-Date	Class A	Class M	Class C	Risk Parity Fund	Class I	Class Z
12/29/2022	4.57%	4.66%	4.86%	4.48%	4.48%	4.48%
12/30/2022	4.58%	4.58%	4.58%	4.58%	4.58%	4.58%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

Ex-Date	Class A	Class M	Class C	Risk Parity Fund	Class I	Class Z
12/29/2022	0.49%	0.50%	0.52%	0.48%	0.48%	0.48%
12/30/2022	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period ending November 30, 2022. The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9906092.100
RPF-ANN-0423
Fidelity® Macro Opportunities Fund

Annual Report
January 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Consolidated Investment Summary
Consolidated Schedule of Investments
Consolidated Financial Statements
Notes to Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity Advisor® Macro Opportunities Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Macro Opportunities Fund - Class A, a class of the fund, on July 07, 2022, when the fund started, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg US 3 Month Treasury Bellwether Index performed over the same period.

10,500
10,250
10,000
9,750
9,500
9,250
9,000
$8,700
2022
'23
Period Ending Values
$8,831 Fidelity Advisor Macro Opportunities Fund - Class A
$10,169 Bloomberg US 3 Month Treasury Bellwether Index

Management's Discussion of Fund Performance
Market Recap:
Asset prices around the world experienced a synchronous downturn for the 12-months ending January 31, 2023, as a multitude of factors challenged the global economy and financial markets. Persistently high inflation in some markets, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve and other central banks to aggressively tighten monetary policy. This led to a broad retreat from riskier assets and declining prices for stocks and bonds through September. In Q4, markets experienced a sharp reversal amid optimism on inflation and policy easing, and riskier assets rallied to cap a tumultuous year. International equities returned -5.56% for the 12 months, according to the MSCI ACWI (All Country World Index) ex USA Index. By region, emerging markets (-12%) notably lagged. Conversely, Asia Pacific ex Japan (+7%) held up best. Among the 11 sectors, information technology (-16%) fared worst, followed by real estate (-14%). In contrast, energy gained 4% amid elevated prices for oil and natural gas. The materials sector (+1%) also topped the broader index. U.S. stocks returned -8.42% for the 12 months, as measured by the Dow Jones U.S. Total Stock Market Index. Among sectors, communication services (-27%) lagged most, followed by consumer discretionary (-19%). Conversely, energy (+43%) led by a wide margin. Materials (+4%) and the defensive utilities (+3%) sector also notably outperformed. Value stocks handily outpaced growth among all market capitalizations. Commodities gained 6.20%, according to the Bloomberg Commodity Index Total Return. U.S. taxable investment-grade bonds returned -8.36% for the period, per the Bloomberg U.S. Aggregate Bond Index, amid soaring inflation and rising interest rates. The Fed raised its benchmark rate seven times, by 4.25 percentage points, while allowing up to billions in bonds to mature each month without investing the proceeds. U.S. investment-grade corporate bonds (-9.11%) trailed U.S. Treasuries (-8.54%), while commercial mortgage-backed securities (-7.09%) and agencies (-5.32%) also lost ground. Outside the index, leveraged loans (+1.80%) bested the returns for Treasury Inflation-Protected Securities (-8.38%), U.S. high-yield bonds (-5.14%) and emerging-markets debt securities (-11.29%).
Comments from Portfolio Manager Jordan Alexiev:
From its inception on July 7, 2022, the fund's share classes (excluding sales charges, if applicable) returned about -7% to -6%, trailing the 1.69% gain of the Bloomberg U.S. 3 Month Treasury Bellwether Index. In what was an extremely challenging environment for risk-oriented investments, asset class positioning notably weighed on the fund's relative result. In the summer of 2022, we started increasing the fund's overweight to duration (a key measure of interest rate sensitivity), given the already sizable uptick in rates that had occurred, along with what was promised in terms of future rate hikes and quantitative tightening efforts. With the benefit of hindsight, this change proved to be a bit too early. The resulting market drawdown in the late summer was driven by two things, first: a notable tightening in credit spreads where the fund maintained an underweight given our expectations of a slowing economy that could potentially challenge credit fundamentals; and second, rates rose further on the back of ever-increasing Fed hawkishness. Since its launch, the fund's underweighted exposure to U.S. credit and overweighting among U.S. Treasuries proved most challenging. On the other hand, the fund's positioning among short-term investments, U.S. equities and foreign currencies moderately contributed to relative performance during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Consolidated Investment Summary January 31, 2023 (Unaudited)

The information in the following tables is based on the consolidated investments of the Fund.
Top Holdings (% of Fund's net assets)

iShares 7-10 Year Treasury Bond ETF	19.0
Vanguard Consumer Staples ETF	4.7
Vanguard Health Care ETF	4.7
iShares Russell 2000 Index ETF	2.2
iShares MSCI Brazil Index ETF	2.0
32.6

Asset Allocation (% of Fund's net assets)

Foreign investments - 0.2%
Futures and Swaps - 68.8%
Foreign Currency Contracts - 5.7%

Consolidated Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
U.S. Treasury Obligations - 4.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 4.08% to 4.61% 2/9/23 to 4/27/23 (b)(c) (Cost $297,755)	300,000	297,755

Fixed-Income Funds - 19.0%
	Shares	Value ($)
iShares 7-10 Year Treasury Bond ETF (Cost $1,396,374)	13,647	1,353,919

Money Market Funds - 60.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (d) (Cost $4,281,993)	4,281,136	4,281,993

Equity Funds - 13.6%
	Shares	Value ($)
Domestic Equity Funds - 9.4%
Vanguard Consumer Staples ETF	1,752	335,088
Vanguard Health Care ETF	1,348	331,716
TOTAL DOMESTIC EQUITY FUNDS		666,804
International Equity Funds - 2.0%
iShares MSCI Brazil Index ETF	4,727	143,417
Small Blend Funds - 2.2%
iShares Russell 2000 Index ETF	832	159,311
TOTAL EQUITY FUNDS (Cost $935,356)		969,532

Purchased Options - 0.2%
	Counterparty	Number of Contracts	Notional Amount	Exercise Price ($)	Expiration Date	Value ($)
Call Options
EURO STOXX Banks Index (e)	Eurex Deutschland	20	111,130	100	06/16/23	11,904

						11,904
TOTAL PURCHASED OPTIONS (Cost 3,795)						11,904

(e) Notional Amount and Exercise Price are stated in EUR.
TOTAL INVESTMENT IN SECURITIES - 97.2% (Cost $6,915,273)	6,915,103
NET OTHER ASSETS (LIABILITIES) - 2.8%	200,147
NET ASSETS - 100.0%	7,115,250

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	23	Mar 2023	4,729,914	14,365	14,365
CBOT 5-Year U.S. Treasury Note Contracts (United States)	36	Mar 2023	3,932,719	29,512	29,512

TOTAL PURCHASED					43,877

Sold

Equity Index Contracts
CME S&P 500 Index Contracts (United States)	16	Mar 2023	327,200	(9,707)	(9,707)

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	1	Mar 2023	141,750	(564)	(564)

TOTAL SOLD					(10,271)

TOTAL FUTURES CONTRACTS					33,606
The notional amount of futures purchased as a percentage of Net Assets is 121.8%
The notional amount of futures sold as a percentage of Net Assets is 6.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $5,027,121.
Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

JPY	13,605,500	USD	99,813	Bank of America, N.A.	3/20/23	5,363
JPY	13,243,500	USD	100,850	Bank of America, N.A.	3/20/23	1,528
JPY	13,003,500	USD	100,638	Bank of America, N.A.	3/20/23	(115)
JPY	13,069,000	USD	100,913	Goldman Sachs Bank USA	3/20/23	115

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						6,891

Unrealized Appreciation						7,006
Unrealized Depreciation						(115)
Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty (1)	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount (2)	Value ($)	Upfront Premium Received/ (Paid) ($) (3)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
5-Year CDX N.A. HY Series 39	Dec 2027	ICE	(5%)	Quarterly	3,820,000	(194,037)	0	(194,037)

(1)Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

For the period, the average monthly notional amount at value for swaps in the aggregate was $2,804,781.

Currency Abbreviations
EUR	-	European Dollar
JPY	-	Japanese yen
USD	-	U.S. dollar

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,529.
(c)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $218,226.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	-	8,176,830	3,894,837	58,280	-	-	4,281,993	0.0%
Total	-	8,176,830	3,894,837	58,280	-	-	4,281,993

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Consolidated Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Consolidated Subsidiary

Fund	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain /loss ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Macro Opportunities Cayman Ltd.	-	57	-	-	-	-	57

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Consolidated Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

U.S. Government and Government Agency Obligations	297,755	-	297,755	-

Fixed-Income Funds	1,353,919	1,353,919	-	-

Money Market Funds	4,281,993	4,281,993	-	-

Equity Funds	969,532	969,532	-	-

Purchased Options	11,904	11,904	-	-
Total Investments in Securities:	6,915,103	6,617,348	297,755	-
Derivative Instruments:

Assets
Futures Contracts	43,877	43,877	-	-
Forward Foreign Currency Contracts	7,006	-	7,006	-
Total Assets	50,883	43,877	7,006	-

Liabilities
Futures Contracts	(10,271)	(10,271)	-	-
Forward Foreign Currency Contracts	(115)	-	(115)	-
Swaps	(194,037)	-	(194,037)	-
Total Liabilities	(204,423)	(10,271)	(194,152)	-
Total Derivative Instruments:	(153,540)	33,606	(187,146)	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Consolidated Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Credit Risk
Swaps (a)	0	(194,037)
Total Credit Risk	0	(194,037)
Equity Risk
Futures Contracts (b)	0	(9,707)
Purchased Options (d)	11,904	0
Total Equity Risk	11,904	(9,707)
Foreign Exchange Risk
Forward Foreign Currency Contracts (c)	7,006	(115)
Total Foreign Exchange Risk	7,006	(115)
Interest Rate Risk
Futures Contracts (b)	43,877	(564)
Total Interest Rate Risk	43,877	(564)
Total Value of Derivatives	62,787	(204,423)

(a)For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Consoidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

(b)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

(c)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

(d)Gross value is presented in the Consolidated Statement of Assets and Liabilities in the Investments in Securities at value line-item.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets ($)	Value of Derivative Liabilities ($)	Collateral Received (a) ($)	Collateral Pledged (a) ($)	Net (b) ($)
Purchased Options	11,904	-	-	-	11,904
Bank of America, N.A.	6,891	(115)	-	-	6,776
Goldman Sachs Bank USA	115	-	-	-	115
Centrally Cleared OTC Swaps	-	(194,037)	-	194,037	-
Exchange Traded Futures	43,877	(10,271)	-	-	33,606
Total	$62,787	$(204,423)

(a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.
(b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to   Consolidated Financial Statements.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,633,280)	$2,633,110
Fidelity Central Funds (cost $4,281,993)	4,281,993

Total Investment in Securities (cost $6,915,273)		$6,915,103
Cash		58
Unrealized appreciation on forward foreign currency contracts		7,006
Receivable for fund shares sold		208,200
Distributions receivable from Fidelity Central Funds		12,706
Receivable for daily variation margin on futures contracts		6,768
Receivable from investment adviser for expense reductions		3,092
Total assets		7,152,933
Liabilities
Unrealized depreciation on forward foreign currency contracts	$116
Payable for fund shares redeemed	2,345
Accrued management fee	3,998
Distribution and service plan fees payable	1,349
Payable for daily variation margin on centrally cleared OTC swaps	27,560
Other affiliated payables	2,315
Total Liabilities		37,683
Net Assets		$7,115,250
Net Assets consist of:
Paid in capital		$7,403,607
Total accumulated earnings (loss)		(288,357)
Net Assets		$7,115,250

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($970,955 ÷ 103,669 shares) (a)		$9.37
Maximum offering price per share (100/94.25 of $9.37)		$9.94
Class M :
Net Asset Value and redemption price per share ($920,501 ÷ 98,423 shares) (a)		$9.35
Maximum offering price per share (100/96.50 of $9.35)		$9.69
Class C :
Net Asset Value and offering price per share ($914,474 ÷ 98,059 shares) (a)		$9.33
Fidelity Macro Opportunities Fund :
Net Asset Value , offering price and redemption price per share ($1,699,039 ÷ 177,344 shares)		$9.58
Class I :
Net Asset Value , offering price and redemption price per share ($1,691,029 ÷ 180,404 shares)		$9.37
Class Z :
Net Asset Value , offering price and redemption price per share ($919,252 ÷ 98,000 shares)		$9.38
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Consolidated Statement of Operations
		For the period July 7, 2022 (commencement of operations) through January 31, 2023
Investment Income
Dividends		$35,490
Interest		4,550
Income from Fidelity Central Funds		58,280
Total Income		98,320
Expenses
Management fee	$25,605
Distribution and service plan fees	9,383
Independent trustees' fees and expenses	48,105
Total expenses before reductions	83,093
Expense reductions	(48,133)
Total expenses after reductions		34,960
Net Investment income (loss)		63,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(95,812)
Forward foreign currency contracts	(1,157)
Futures contracts	(143,331)
Swaps	(39,301)
Total net realized gain (loss)		(279,601)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated Issuers	(170)
Forward foreign currency contracts	6,891
Futures contracts	33,606
Swaps	(194,037)
Total change in net unrealized appreciation (depreciation)		(153,710)
Net gain (loss)		(433,311)
Net increase (decrease) in net assets resulting from operations		$(369,951)
Consolidated Statement of Changes in Net Assets

For the period July 7, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$63,360
Net realized gain (loss)	(279,601)
Change in net unrealized appreciation (depreciation)	(153,710)
Net increase (decrease) in net assets resulting from operations	(369,951)
Share transactions - net increase (decrease)	7,485,201
Total increase (decrease) in net assets	7,115,250

Net Assets
Beginning of period	-
End of period	$7,115,250

Consolidated Financial Highlights
Fidelity Advisor® Macro Opportunities Fund Class A

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.11
Net realized and unrealized gain (loss)	(.74)
Total from investment operations	(.63)
Net asset value, end of period	$9.37
Total Return D,E,F	(6.30)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.51% I
Expenses net of fee waivers, if any	1.05% I
Expenses net of all reductions	1.05% I
Net investment income (loss)	2.04% I
Supplemental Data
Net assets, end of period (000 omitted)	$971
Portfolio turnover rate J	68% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Macro Opportunities Fund Class M

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.65)
Net asset value, end of period	$9.35
Total Return D,E,F	(6.50)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	2.78% I
Expenses net of fee waivers, if any	1.30% I
Expenses net of all reductions	1.30% I
Net investment income (loss)	1.79% I
Supplemental Data
Net assets, end of period (000 omitted)	$921
Portfolio turnover rate J	68% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Macro Opportunities Fund Class C

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.07
Net realized and unrealized gain (loss)	(.74)
Total from investment operations	(.67)
Net asset value, end of period	$9.33
Total Return D,E,F	(6.70)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	3.28% I
Expenses net of fee waivers, if any	1.80% I
Expenses net of all reductions	1.80% I
Net investment income (loss)	1.28% I
Supplemental Data
Net assets, end of period (000 omitted)	$914
Portfolio turnover rate J	68% I

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Macro Opportunities Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.10
Net realized and unrealized gain (loss)	(.52)
Total from investment operations	(.42)
Net asset value, end of period	$9.58
Total Return D,E	(4.20)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.50% H
Expenses net of fee waivers, if any	.80% H
Expenses net of all reductions	.80% H
Net investment income (loss)	2.66% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,699
Portfolio turnover rate I	68% H

A For the period September 1, 2022 (commencement of sale of shares) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Macro Opportunities Fund Class I

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12
Net realized and unrealized gain (loss)	(.75)
Total from investment operations	(.63)
Net asset value, end of period	$9.37
Total Return D,E	(6.30)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.35% H
Expenses net of fee waivers, if any	.80% H
Expenses net of all reductions	.79% H
Net investment income (loss)	2.14% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,691
Portfolio turnover rate I	68% H

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Macro Opportunities Fund Class Z

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.12
Net realized and unrealized gain (loss)	(.74)
Total from investment operations	(.62)
Net asset value, end of period	$9.38
Total Return D,E	(6.20)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	2.36% H
Expenses net of fee waivers, if any	.75% H
Expenses net of all reductions	.75% H
Net investment income (loss)	2.20% H
Supplemental Data
Net assets, end of period (000 omitted)	$919
Portfolio turnover rate I	68% H

A For the period July 7, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Consolidated Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Macro Opportunities Fund (the Fund) is a non-diversified fund of Fidelity Greenwood Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund commenced sale of Fidelity Macro Opportunities Fund shares on September 01, 2022. The Fund offers Class A, Class M, Class C, Fidelity Macro Opportunities Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Consolidated Subsidiary.
The Funds included in the table below hold certain commodity-related investments through a wholly owned subsidiary (the "Subsidiary"). As of period end, the investments in the Subsidiaries, were as follows:

	Subsidiary Name	$ Amount	% of Fund's Net Assets
Fidelity Macro Opportunities Fund	Fidelity Macro Opportunities Cayman Ltd.	57	- A
A   Amount is less than 0.05%.

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.
3. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The   Consolidated Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
4. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The   consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the   consolidated financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the   consolidated financial statements were issued have been evaluated in the preparation of the   consolidated financial statements. The Fund's   Consolidated Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.   Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023, is included at the end of the Fund's Consolidated Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the   Consolidated Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying   consolidated financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the   consolidated financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the   consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   swaps, futures and options transactions, foreign currency transactions, net operating losses, capital loss carryforwards and   losses deferred due to excise tax regulations.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$-
Gross unrealized depreciation	(138,835)
Net unrealized appreciation (depreciation)	$(138,835)
Tax Cost	$6,909,438

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(148,365)
Net unrealized appreciation (depreciation) on securities and other investments	$(138,835)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(82,529)
Long-term	(65,836)
Total capital loss carryforward	$(148,365)

The Fund intends to elect to defer to its next fiscal year $1,157 of ordinary losses recognized during the period January 1, 2023 to January 31, 2023.
5. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to a fund.
Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, a fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives a fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, a fund receives collateral in the form of cash or securities once net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the custodian bank in accordance with the collateral agreements entered into between a fund, the counterparty and the custodian bank. A fund could experience delays and costs in gaining access to the collateral even though it is held by the custodian bank. The maximum risk of loss to a fund from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to a fund. A fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Macro Opportunities Fund
Credit Risk
Swaps	$(39,301)	$(194,037)
Total Credit Risk	(39,301)	(194,037)
Equity Risk
Futures Contracts	(19,767)	(9,707)
Purchased Options	(3,782)	8,109
Total Equity Risk	(23,549)	(1,598)
Foreign Exchange Risk
Forward Foreign Currency Contracts	(1,157)	6,891
Total Foreign Exchange Risk	(1,157)	6,891
Interest Rate Risk
Futures Contracts	(123,564)	43,313
Total Interest Rate Risk	(123,564)	43,313
Totals	$(187,571)	$(145,431)

If there are any open positions at period end, a summary of the value of derivatives by primary risk exposure is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Forward foreign currency contracts were used to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, a gain or loss is realized equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end, and is representative of volume of activity during the period unless an average contract value is presented.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the   Consolidated Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the   Consolidated Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the   Consolidated Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the   Consolidated Statement of Operations.

Any open options at period end are presented in the   Consolidated Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in Total accumulated earnings (loss) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps", and are representative of volume of activity during the period unless an average notional amount is presented.

Credit Default Swaps. Credit default swaps enable a fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. A fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, a fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, a fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will a fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where a fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.
6. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Macro Opportunities Fund	3,310,381	889,541

7. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Diversifying Solutions LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each class of the Fund pays a monthly management fee. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, distribution and service plan fees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During the period, the management fee for each class of the Fund was as follows:

Annual % of Class-Level Average Net Assets
Class A	.80%
Class M	.80%
Class C	.80%
Fidelity Macro Opportunities Fund	.80%
Class I	.80%
Class Z	.75%

The investment adviser also provides investment management services to the Subsidiary. The Subsidiary does not pay the investment adviser a fee for these services. The Subsidiary pays certain other expenses, such as custody fees.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$1,369	$1,337
Class M	.25%	.25%	2,674	2,674
Class C	.75%	.25%	5,340	5,340
			$9,383	$9,351

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares. For the period, there were no sales charge amounts retained by FDC.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2024. Some expenses, for example   certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$7,999
Class M	1.30%	7,904
Class C	1.80%	7,880
Fidelity Macro Opportunities Fund	.80%	1,036
Class I	.80%	13,941
Class Z	.75%	9,202
		$47,962

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $171.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended January 31, 2023 A	Year ended January 31, 2023 A
Fidelity Macro Opportunities Fund
Class A
Shares sold	103,669	$1,033,368
Net increase (decrease)	103,669	$1,033,368
Class M
Shares sold	98,423	$983,956
Net increase (decrease)	98,423	$983,956
Class C
Shares sold	98,059	$980,551
Net increase (decrease)	98,059	$980,551
Fidelity Macro Opportunities Fund
Shares sold	182,920	$1,760,545
Shares redeemed	(5,576)	(53,383)
Net increase (decrease)	177,344	$1,707,162
Class I
Shares sold	180,457	$1,790,750
Shares redeemed	(53)	(500)
Net increase (decrease)	180,404	$1,790,250
Class Z
Shares sold	119,054	$1,188,529
Shares redeemed	(21,054)	(198,615)
Net increase (decrease)	98,000	$989,914

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period July 7, 2022 (commencement of operations) through January 31, 2023 and for Fidelity Macro Opportunities Fund for the period September 1, 2022 (commencement of sale of shares) through January 31, 2023.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Macro Opportunities Fund	68%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Greenwood Street Trust and the Shareholders of Fidelity Macro Opportunities Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Fidelity Macro Opportunities Fund (the "Fund"), a fund of Fidelity Greenwood Street Trust, including the consolidated schedule of investments, as of January 31, 2023, the related consolidated statement of operations, the consolidated statement of changes in net assets and the consolidated financial highlights for the period from July 7, 2022 (commencement of operations) through January 31, 2023, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, the changes in its net assets and the financial highlights for the period from July 7, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 17, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees four funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. David B. Jones is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, high income, and equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged FDS and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FDS, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FDS's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ®  funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David B. Jones (1962)
Year of Election or Appointment: 2021
Trustee
Chair of the Board of Trustees
Mr. Jones also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity ® funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day valuation activities for various Fidelity ® funds
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FDS.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jennifer M. Birmingham (1971)
Year of Election or Appointment: 2021
Trustee
Ms. Birmingham also serves as Trustee of other Fidelity ® funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti (1966)
Year of Election or Appointment: 2021
Trustee
Mr. Conti also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity® funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Tara C. Kenney (1960)
Year of Election or Appointment: 2021
Trustee
Ms. Kenney also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Joseph Benedetti (1965)
Year of Election or Appointment: 2021
Assistant Secretary
Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2020-present) and is an employee of Fidelity Investments. Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present) and FIAM LLC (investment adviser firm, 2021-present). Previously, Mr. Benedetti served as Secretary of Fidelity Diversifying Solutions LLC (2021-2022). Prior to joining Fidelity, Mr. Benedetti was Assistant General Counsel at Invesco (investment adviser firm, 2019-2020); Senior Vice President and Managing Counsel at OppenheimerFunds Inc. (investment adviser firm, 2017-2019); and a Managing Director in the Legal Department of Morgan Stanley Investment Management Inc. (investment adviser firm, 2004-2017).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as President and Treasurer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2021
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Nati Davidi (1971)
Year of Election or Appointment: 2021
Assistant Secretary
Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi serves as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis (1968)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2021
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Ksenia Portnoy (1980)
Year of Election or Appointment: 2021
Chief Compliance Officer
Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021), Mizuho (investment adviser firm, 2015-2020), Guggenheim Partners (investment adviser firm, 2012-2015) and Lehman Brothers (investment adviser firm, 2008-2012).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2022 to January 31, 2023) for Class A and Class M and Class C and Class I and Class Z and for the period (September 1, 2022 to January 31, 2023) for Fidelity® Macro Opportunities Fund. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value January 31, 2023	Expenses Paid During Period
Fidelity® Macro Opportunities Fund
Class A	1.05%
Actual		$ 1,000	$ 935.10	$ 5.12 C
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35 D
Class M	1.30%
Actual		$ 1,000	$ 934.10	$ 6.34 C
Hypothetical- B		$ 1,000	$ 1,018.65	$ 6.61 D
Class C	1.80%
Actual		$ 1,000	$ 932.10	$ 8.77 C
Hypothetical- B		$ 1,000	$ 1,016.13	$ 9.15 D
Fidelity® Macro Opportunities Fund	.80%
Actual		$ 1,000	$ 958.00	$ 3.28 C
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08 D
Class I	.80%
Actual		$ 1,000	$ 935.10	$ 3.90 C
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08 D
Class Z	.75%
Actual		$ 1,000	$ 936.10	$ 3.66 C
Hypothetical- B		$ 1,000	$ 1,021.42	$ 3.82 D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C    Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 / 365 (to reflect the one-half year period) for  Class A and Class M and Class C and Class I and Class Z and multiplied by 153 / 365 (to reflect the period September 1, 2022 to January 31, 2023) for Fidelity® Macro Opportunities Fund.

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period ending November 30, 2022. The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9904681.100
GMO-ANN-0423
Fidelity® Hedged Equity Fund

Annual Report
January 31, 2023
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity® Hedged Equity Fund will be reported once the fund is a year old.

Investment Summary January 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	6.2
Microsoft Corp.	5.3
Alphabet, Inc. Class A	3.3
iShares S&P 500 Index ETF	2.6
Amazon.com, Inc.	2.6
Berkshire Hathaway, Inc. Class B	1.8
UnitedHealth Group, Inc.	1.6
Exxon Mobil Corp.	1.5
NVIDIA Corp.	1.5
Johnson & Johnson	1.4
27.8

Market Sectors (% of Fund's net assets)

Information Technology	25.3
Health Care	13.8
Financials	11.2
Consumer Discretionary	10.0
Industrials	8.3
Communication Services	7.3
Consumer Staples	6.4
Energy	4.7
Utilities	3.0
Real Estate	2.6
Materials	2.5

Asset Allocation (% of Fund's net assets)

Foreign investments - 2.9%

Schedule of Investments January 31, 2023
Showing Percentage of Net Assets
Common Stocks - 95.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.8%
Frontier Communications Parent, Inc. (a)	527	15,604
Verizon Communications, Inc.	9,222	383,359
		398,963
Entertainment - 1.4%
Liberty Media Corp. Liberty Formula One Class A (a)	237	15,092
Madison Square Garden Sports Corp.	82	14,911
Netflix, Inc. (a)	676	239,209
Spotify Technology SA (a)	137	15,443
The Walt Disney Co. (a)	3,168	343,696
Warner Bros Discovery, Inc. (a)	3,545	52,537
		680,888
Interactive Media & Services - 4.3%
Alphabet, Inc. Class A (a)	16,823	1,662,785
Meta Platforms, Inc. Class A (a)	3,374	502,625
Pinterest, Inc. Class A (a)	493	12,961
		2,178,371
Media - 0.8%
Comcast Corp. Class A	8,032	316,059
DISH Network Corp. Class A (a)	1,470	21,153
Liberty Media Corp. Liberty SiriusXM Series A (a)	501	20,351
Nexstar Broadcasting Group, Inc. Class A	108	22,115
Sirius XM Holdings, Inc.	3,724	21,562
		401,240
TOTAL COMMUNICATION SERVICES		3,659,462
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.1%
Gentex Corp.	545	16,083
Lear Corp.	163	23,762
		39,845
Automobiles - 1.5%
Ford Motor Co.	7,852	106,081
Harley-Davidson, Inc.	279	12,842
Tesla, Inc. (a)	3,726	645,418
		764,341
Hotels, Restaurants & Leisure - 1.9%
Airbnb, Inc. Class A (a)	189	21,000
ARAMARK Holdings Corp.	113	5,032
Booking Holdings, Inc. (a)	60	146,046
Caesars Entertainment, Inc. (a)	470	24,468
Hyatt Hotels Corp. Class A (a)	243	26,516
Las Vegas Sands Corp. (a)	741	43,719
Marriott Vacations Worldwide Corp.	156	24,966
McDonald's Corp.	1,409	376,767
Starbucks Corp.	1,796	196,015
Texas Roadhouse, Inc. Class A	295	29,627
Vail Resorts, Inc.	93	24,398
Wendy's Co.	1,033	23,036
Wyndham Hotels & Resorts, Inc.	325	25,191
		966,781
Household Durables - 0.5%
Leggett & Platt, Inc.	562	20,547
PulteGroup, Inc.	1,937	110,196
Tempur Sealy International, Inc.	346	14,100
Toll Brothers, Inc.	465	27,663
TopBuild Corp. (a)	89	17,805
Whirlpool Corp.	273	42,476
		232,787
Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (a)	12,741	1,313,979
Doordash, Inc. (a)	236	13,669
Etsy, Inc. (a)	277	38,110
Uber Technologies, Inc. (a)	683	21,125
		1,386,883
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	544	81,698
Macy's, Inc.	85	2,009
Target Corp.	1,111	191,248
		274,955
Specialty Retail - 2.2%
Burlington Stores, Inc. (a)	57	13,100
Dick's Sporting Goods, Inc.	183	23,929
Five Below, Inc. (a)	67	13,208
Floor & Decor Holdings, Inc. Class A (a)	161	14,614
Foot Locker, Inc.	354	15,403
Gap, Inc.	940	12,756
Lowe's Companies, Inc.	1,050	218,663
Murphy U.S.A., Inc.	14	3,808
RH (a)	49	15,288
Ross Stores, Inc.	1,192	140,882
The Home Depot, Inc.	1,655	536,501
Tractor Supply Co.	321	73,185
Williams-Sonoma, Inc.	110	14,843
		1,096,180
Textiles, Apparel & Luxury Goods - 0.5%
NIKE, Inc. Class B	1,941	247,148
Ralph Lauren Corp.	221	27,371
		274,519
TOTAL CONSUMER DISCRETIONARY		5,036,291
CONSUMER STAPLES - 6.4%
Beverages - 1.8%
Brown-Forman Corp. Class B (non-vtg.)	1,343	89,417
PepsiCo, Inc.	2,309	394,885
The Coca-Cola Co.	6,784	415,995
		900,297
Food & Staples Retailing - 1.5%
BJ's Wholesale Club Holdings, Inc. (a)	261	18,915
Casey's General Stores, Inc.	54	12,739
Costco Wholesale Corp.	719	367,510
Performance Food Group Co. (a)	180	11,038
U.S. Foods Holding Corp. (a)	730	27,835
Walmart, Inc.	2,288	329,175
		767,212
Food Products - 1.2%
Bunge Ltd.	222	22,000
Campbell Soup Co.	2,094	108,741
Flowers Foods, Inc.	761	21,072
Hormel Foods Corp.	1,874	84,911
Ingredion, Inc.	239	24,569
Kellogg Co.	1,678	115,077
Post Holdings, Inc. (a)	139	13,198
The Hershey Co.	814	182,824
		572,392
Household Products - 1.4%
Colgate-Palmolive Co.	2,867	213,678
Procter & Gamble Co.	3,565	507,585
		721,263
Personal Products - 0.0%
Coty, Inc. Class A (a)	1,753	17,460
Tobacco - 0.5%
Philip Morris International, Inc.	2,166	225,784
TOTAL CONSUMER STAPLES		3,204,408
ENERGY - 4.7%
Energy Equipment & Services - 0.5%
Halliburton Co.	2,225	91,715
Schlumberger Ltd.	2,621	149,345
		241,060
Oil, Gas & Consumable Fuels - 4.2%
Antero Midstream GP LP	1,266	13,799
Antero Resources Corp. (a)	362	10,440
Cheniere Energy, Inc.	212	32,391
Chesapeake Energy Corp.	199	17,257
Chevron Corp.	2,773	482,557
CNX Resources Corp. (a)	725	12,129
ConocoPhillips Co.	2,007	244,593
Devon Energy Corp.	1,794	113,453
Exxon Mobil Corp.	6,366	738,520
Kinder Morgan, Inc.	6,951	127,203
Marathon Oil Corp.	2,955	81,174
Murphy Oil Corp.	533	23,244
Occidental Petroleum Corp.	1,507	97,639
Ovintiv, Inc.	689	33,919
PDC Energy, Inc.	171	11,582
Targa Resources Corp.	798	59,866
Vitesse Energy, Inc. (a)	85	1,357
		2,101,123
TOTAL ENERGY		2,342,183
FINANCIALS - 11.2%
Banks - 3.5%
Bank of America Corp.	12,531	444,600
Cadence Bank	740	18,929
Commerce Bancshares, Inc.	325	21,632
Cullen/Frost Bankers, Inc.	82	10,683
East West Bancorp, Inc.	378	29,681
First Citizens Bancshares, Inc.	16	12,443
First Horizon National Corp.	835	20,650
FNB Corp., Pennsylvania	784	11,188
Huntington Bancshares, Inc.	6,206	94,145
JPMorgan Chase & Co.	4,870	681,605
Old National Bancorp, Indiana	697	12,198
Popular, Inc.	261	17,915
Prosperity Bancshares, Inc.	324	24,579
Synovus Financial Corp.	415	17,409
Webster Financial Corp.	260	13,689
Wells Fargo & Co.	6,888	322,841
Wintrust Financial Corp.	267	24,422
		1,778,609
Capital Markets - 2.7%
Affiliated Managers Group, Inc.	87	15,028
Ares Management Corp.	297	24,648
BlackRock, Inc. Class A	289	219,412
Blackstone, Inc.	266	25,525
Carlyle Group LP	747	26,870
Charles Schwab Corp.	2,467	190,995
Evercore, Inc. Class A	215	27,909
Goldman Sachs Group, Inc.	683	249,848
Interactive Brokers Group, Inc.	298	23,822
Janus Henderson Group PLC	303	7,854
Jefferies Financial Group, Inc.	727	28,557
KKR & Co. LP	571	31,868
Lazard Ltd. Class A	192	7,695
LPL Financial	86	20,392
Morgan Stanley	2,763	268,923
Morningstar, Inc.	55	13,358
SEI Investments Co.	379	23,661
State Street Corp.	1,179	107,678
Stifel Financial Corp.	363	24,470
Tradeweb Markets, Inc. Class A	111	8,274
		1,346,787
Consumer Finance - 0.5%
Ally Financial, Inc.	1,003	32,587
American Express Co.	1,130	197,671
SLM Corp.	781	13,722
		243,980
Diversified Financial Services - 2.0%
Apollo Global Management, Inc.	404	28,595
Berkshire Hathaway, Inc. Class B (a)	2,966	923,968
Equitable Holdings, Inc.	1,138	36,496
Voya Financial, Inc.	393	27,420
		1,016,479
Insurance - 2.3%
AFLAC, Inc.	2,708	199,038
American Financial Group, Inc.	158	22,529
Arch Capital Group Ltd. (a)	1,677	107,915
Assured Guaranty Ltd.	213	13,334
Axis Capital Holdings Ltd.	148	9,260
Brighthouse Financial, Inc. (a)	239	13,449
Brown & Brown, Inc.	1,440	84,326
Fidelity National Financial, Inc.	662	29,148
First American Financial Corp.	263	16,272
Globe Life, Inc.	581	70,214
Hanover Insurance Group, Inc.	148	19,918
Lincoln National Corp.	373	13,215
Loews Corp.	1,879	115,521
Markel Corp. (a)	25	35,225
Old Republic International Corp.	928	24,490
Primerica, Inc.	91	14,719
Principal Financial Group, Inc.	1,234	114,207
Reinsurance Group of America, Inc.	96	14,570
RenaissanceRe Holdings Ltd.	71	13,894
Selective Insurance Group, Inc.	143	13,585
Unum Group	330	13,870
W.R. Berkley Corp.	1,535	107,665
Willis Towers Watson PLC	394	100,151
		1,166,515
Mortgage Real Estate Investment Trusts - 0.2%
AGNC Investment Corp.	1,821	21,124
Annaly Capital Management, Inc.	1,278	29,995
Starwood Property Trust, Inc.	1,653	34,531
		85,650
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	1,404	14,026
TOTAL FINANCIALS		5,652,046
HEALTH CARE - 13.8%
Biotechnology - 2.6%
AbbVie, Inc.	2,752	406,608
Alnylam Pharmaceuticals, Inc. (a)	56	12,678
Amgen, Inc.	892	225,141
Biogen, Inc. (a)	298	86,688
BioMarin Pharmaceutical, Inc. (a)	104	11,996
Gilead Sciences, Inc.	2,001	167,964
Moderna, Inc. (a)	527	92,784
Regeneron Pharmaceuticals, Inc. (a)	171	129,698
Seagen, Inc. (a)	106	14,785
Vertex Pharmaceuticals, Inc. (a)	438	141,518
		1,289,860
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	3,102	342,926
Boston Scientific Corp. (a)	4,921	227,596
DexCom, Inc. (a)	661	70,786
Envista Holdings Corp. (a)	398	15,518
GE HealthCare Technologies, Inc. (a)	1,079	75,012
Globus Medical, Inc. (a)	355	26,803
Insulet Corp. (a)	46	13,217
Integra LifeSciences Holdings Corp. (a)	181	10,371
Intuitive Surgical, Inc. (a)	678	166,578
Masimo Corp. (a)	44	7,484
STERIS PLC	423	87,354
Teleflex, Inc.	248	60,368
The Cooper Companies, Inc.	300	104,679
		1,208,692
Health Care Providers & Services - 3.0%
Acadia Healthcare Co., Inc. (a)	248	20,837
Centene Corp. (a)	1,118	85,236
Chemed Corp.	43	21,721
CVS Health Corp.	2,490	219,668
Encompass Health Corp.	406	25,355
HCA Holdings, Inc.	479	122,179
Humana, Inc.	387	198,028
LHC Group, Inc. (a)	79	12,529
Option Care Health, Inc. (a)	314	9,065
UnitedHealth Group, Inc.	1,593	795,210
		1,509,828
Health Care Technology - 0.0%
Teladoc Health, Inc. (a)	224	6,586
Veeva Systems, Inc. Class A (a)	120	20,466
		27,052
Life Sciences Tools & Services - 1.4%
Avantor, Inc. (a)	935	22,347
Danaher Corp.	1,122	296,634
QIAGEN NV (a)	471	23,079
Thermo Fisher Scientific, Inc.	626	357,027
		699,087
Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co.	3,774	274,181
Eli Lilly & Co.	1,162	399,902
Johnson & Johnson	4,411	720,846
Merck & Co., Inc.	3,956	424,914
Pfizer, Inc.	8,364	369,354
Royalty Pharma PLC	476	18,654
		2,207,851
TOTAL HEALTH CARE		6,942,370
INDUSTRIALS - 8.3%
Aerospace & Defense - 1.6%
Curtiss-Wright Corp.	73	12,103
HEICO Corp.	256	43,763
Howmet Aerospace, Inc.	2,065	84,025
Lockheed Martin Corp.	433	200,592
Raytheon Technologies Corp.	2,673	266,899
The Boeing Co. (a)	862	183,606
Woodward, Inc.	132	13,498
		804,486
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	545	54,593
United Parcel Service, Inc. Class B	1,348	249,690
		304,283
Airlines - 0.2%
American Airlines Group, Inc. (a)	3,183	51,374
United Airlines Holdings, Inc. (a)	1,211	59,291
		110,665
Building Products - 0.4%
Builders FirstSource, Inc. (a)	192	15,302
Carlisle Companies, Inc.	93	23,330
Fortune Brands Home & Security, Inc.	330	21,288
Lennox International, Inc.	87	22,674
Masco Corp.	1,640	87,248
Owens Corning	255	24,646
		194,488
Commercial Services & Supplies - 0.8%
Cintas Corp.	429	190,364
Clean Harbors, Inc. (a)	175	22,803
Republic Services, Inc.	1,326	165,511
Stericycle, Inc. (a)	437	23,515
Tetra Tech, Inc.	89	13,841
		416,034
Construction & Engineering - 0.1%
AECOM	343	29,934
Willscot Mobile Mini Holdings (a)	283	13,714
		43,648
Electrical Equipment - 0.4%
AMETEK, Inc.	897	129,993
Hubbell, Inc. Class B	91	20,831
Regal Rexnord Corp.	156	21,715
Sensata Technologies, Inc. PLC	546	27,764
		200,303
Industrial Conglomerates - 0.9%
General Electric Co.	2,358	189,772
Honeywell International, Inc.	1,206	251,427
		441,199
Machinery - 2.2%
AGCO Corp.	99	13,675
Caterpillar, Inc.	772	194,768
Cummins, Inc.	636	158,707
Dover Corp.	946	143,631
Fortive Corp.	1,720	117,012
Graco, Inc.	321	21,931
IDEX Corp.	499	119,600
ITT, Inc.	287	26,286
Lincoln Electric Holdings, Inc.	150	25,031
Middleby Corp. (a)	94	14,612
Oshkosh Corp.	148	14,915
PACCAR, Inc.	1,251	136,747
Snap-On, Inc.	319	79,345
Toro Co.	118	13,159
		1,079,419
Professional Services - 0.2%
Booz Allen Hamilton Holding Corp. Class A	207	19,590
CACI International, Inc. Class A (a)	71	21,874
KBR, Inc.	435	22,285
Science Applications International Corp.	215	22,313
TransUnion Holding Co., Inc.	353	25,328
		111,390
Road & Rail - 0.6%
Knight-Swift Transportation Holdings, Inc. Class A	412	24,349
Landstar System, Inc.	138	23,851
Saia, Inc. (a)	59	16,094
Union Pacific Corp.	1,135	231,756
Werner Enterprises, Inc.	312	14,655
XPO, Inc. (a)	194	7,733
		318,438
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	177	104,338
Watsco, Inc.	77	22,127
		126,465
TOTAL INDUSTRIALS		4,150,818
INFORMATION TECHNOLOGY - 25.3%
Communications Equipment - 0.8%
Ciena Corp. (a)	192	9,988
Cisco Systems, Inc.	7,934	386,148
		396,136
Electronic Equipment & Components - 0.5%
Arrow Electronics, Inc. (a)	207	24,320
Avnet, Inc.	102	4,680
Coherent Corp. (a)	511	22,177
Jabil, Inc.	341	26,813
Keysight Technologies, Inc. (a)	788	141,328
National Instruments Corp.	502	27,108
TD SYNNEX Corp.	222	22,677
		269,103
IT Services - 4.0%
Accenture PLC Class A	1,186	330,953
Amdocs Ltd.	243	22,339
Block, Inc. Class A (a)	362	29,583
Cloudflare, Inc. (a)	222	11,746
ExlService Holdings, Inc. (a)	69	11,771
Genpact Ltd.	441	20,850
GoDaddy, Inc. (a)	275	22,586
IBM Corp.	1,585	213,547
MasterCard, Inc. Class A	1,281	474,739
Maximus, Inc.	337	25,224
MongoDB, Inc. Class A (a)	63	13,495
Okta, Inc. (a)	224	16,489
PayPal Holdings, Inc. (a)	1,883	153,446
Snowflake, Inc. (a)	47	7,353
SS&C Technologies Holdings, Inc.	396	23,899
The Western Union Co.	1,374	19,470
Twilio, Inc. Class A (a)	267	15,977
Visa, Inc. Class A	2,562	589,798
WEX, Inc. (a)	63	11,653
		2,014,918
Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices, Inc. (a)	2,662	200,049
Broadcom, Inc.	724	423,547
Enphase Energy, Inc. (a)	226	50,032
Entegris, Inc.	415	33,495
Intel Corp.	6,503	183,775
Lam Research Corp.	453	226,545
Lattice Semiconductor Corp. (a)	221	16,750
Micron Technology, Inc.	2,356	142,067
MKS Instruments, Inc.	242	24,761
NVIDIA Corp.	3,744	731,465
onsemi (a)	1,171	86,010
Qualcomm, Inc.	1,776	236,581
SolarEdge Technologies, Inc. (a)	113	36,062
Texas Instruments, Inc.	1,756	311,181
Universal Display Corp.	116	15,373
Wolfspeed, Inc. (a)	111	8,548
		2,726,241
Software - 8.2%
Adobe, Inc. (a)	733	271,459
Aspen Technology, Inc. (a)	47	9,341
Atlassian Corp. PLC (a)	88	14,223
Bill.Com Holdings, Inc. (a)	85	9,828
Crowdstrike Holdings, Inc. (a)	122	12,920
Datadog, Inc. Class A (a)	218	16,309
DocuSign, Inc. (a)	322	19,526
Dolby Laboratories, Inc. Class A	283	22,515
Dropbox, Inc. Class A (a)	960	22,301
Dynatrace, Inc. (a)	332	12,759
Fair Isaac Corp. (a)	23	15,317
Guidewire Software, Inc. (a)	328	24,023
HubSpot, Inc. (a)	43	14,921
Intuit, Inc.	507	214,294
Manhattan Associates, Inc. (a)	150	19,554
Microsoft Corp.	10,663	2,642,398
Oracle Corp.	2,420	214,073
Palo Alto Networks, Inc. (a)	118	18,720
Paylocity Holding Corp. (a)	47	9,790
Salesforce.com, Inc. (a)	1,513	254,139
ServiceNow, Inc. (a)	402	182,962
Splunk, Inc. (a)	235	22,506
VMware, Inc. Class A (a)	177	21,677
Workday, Inc. Class A (a)	159	28,847
Zoom Video Communications, Inc. Class A (a)	181	13,575
Zscaler, Inc. (a)	120	14,899
		4,122,876
Technology Hardware, Storage & Peripherals - 6.4%
Apple, Inc.	21,362	3,082,313
Dell Technologies, Inc.	210	8,530
Hewlett Packard Enterprise Co.	5,537	89,312
Xerox Holdings Corp.	829	13,579
		3,193,734
TOTAL INFORMATION TECHNOLOGY		12,723,008
MATERIALS - 2.5%
Chemicals - 1.7%
Albemarle Corp.	227	63,889
Ashland, Inc.	203	22,182
Axalta Coating Systems Ltd. (a)	1,372	41,297
Celanese Corp. Class A	598	73,674
Eastman Chemical Co.	938	82,703
Element Solutions, Inc.	1,132	23,183
Huntsman Corp.	798	25,289
Linde PLC	1,064	352,120
LyondellBasell Industries NV Class A	1,204	116,415
Olin Corp.	229	14,791
RPM International, Inc.	248	22,298
Valvoline, Inc.	404	14,811
Westlake Corp.	126	15,467
		868,119
Construction Materials - 0.0%
Eagle Materials, Inc.	108	15,777
Containers & Packaging - 0.3%
Aptargroup, Inc.	201	23,244
Berry Global Group, Inc.	410	25,309
Crown Holdings, Inc.	387	34,118
Graphic Packaging Holding Co.	945	22,765
Silgan Holdings, Inc.	451	24,304
Sonoco Products Co.	336	20,533
		150,273
Metals & Mining - 0.5%
Alcoa Corp.	268	14,000
Newmont Corp.	2,076	109,883
Reliance Steel & Aluminum Co.	66	15,012
Royal Gold, Inc.	132	16,768
Southern Copper Corp.	215	16,170
Steel Dynamics, Inc.	511	61,647
		233,480
TOTAL MATERIALS		1,267,649
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Homes 4 Rent Class A	1,299	44,543
American Tower Corp.	892	199,264
Americold Realty Trust	455	14,292
Brixmor Property Group, Inc.	1,005	23,648
Camden Property Trust (SBI)	958	118,035
CubeSmart	476	21,796
EastGroup Properties, Inc.	129	21,704
Equity Lifestyle Properties, Inc.	346	24,836
Federal Realty Investment Trust (SBI)	692	77,179
First Industrial Realty Trust, Inc.	409	21,820
Gaming & Leisure Properties	423	22,656
Healthcare Trust of America, Inc.	881	18,968
Healthpeak Properties, Inc.	3,612	99,258
Independence Realty Trust, Inc.	1,109	20,882
Kite Realty Group Trust	665	14,431
Lamar Advertising Co. Class A	96	10,228
Life Storage, Inc.	173	18,691
Medical Properties Trust, Inc.	1,511	19,567
Mid-America Apartment Communities, Inc.	763	127,207
National Retail Properties, Inc.	466	22,065
Omega Healthcare Investors, Inc.	638	18,783
Physicians Realty Trust	877	13,909
Rexford Industrial Realty, Inc.	346	21,961
SBA Communications Corp. Class A	341	101,458
Spirit Realty Capital, Inc.	366	16,060
Store Capital Corp.	668	21,516
Sun Communities, Inc.	295	46,274
UDR, Inc.	2,081	88,630
WP Carey, Inc.	422	36,094
		1,305,755
Real Estate Management & Development - 0.0%
Jones Lang LaSalle, Inc. (a)	82	15,159
TOTAL REAL ESTATE		1,320,914
UTILITIES - 3.0%
Electric Utilities - 1.4%
Exelon Corp.	3,794	160,069
IDACORP, Inc.	180	19,046
NextEra Energy, Inc.	3,972	296,430
OGE Energy Corp.	508	19,975
PNM Resources, Inc.	300	14,844
Xcel Energy, Inc.	2,527	173,782
		684,146
Gas Utilities - 0.0%
National Fuel Gas Co.	202	11,728
Independent Power and Renewable Electricity Producers - 0.0%
Vistra Corp.	287	6,618
Multi-Utilities - 1.5%
Ameren Corp.	1,851	160,796
Black Hills Corp.	262	18,964
CMS Energy Corp.	2,381	150,455
Consolidated Edison, Inc.	1,799	171,463
DTE Energy Co.	1,225	142,553
NiSource, Inc.	4,249	117,910
		762,141
Water Utilities - 0.1%
Essential Utilities, Inc.	665	31,075
TOTAL UTILITIES		1,495,708
TOTAL COMMON STOCKS (Cost $44,755,634)		47,794,857

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.38% (b) (Cost $575,547)	575,432	575,547

Equity Funds - 2.6%
	Shares	Value ($)
Domestic Equity Funds - 2.6%
iShares S&P 500 Index ETF (Cost $1,300,013)	3,239	1,322,516

Purchased Options - 1.2%
	Counterparty	Number of Contracts	Notional Amount	Exercise Price ($)	Expiration Date	Value ($)
Put Options
S&P 500 Index	Chicago Board Options Exchange	47	19,160,020	2,550	01/19/24	118,675
S&P 500 Index	Chicago Board Options Exchange	45	18,344,700	3,770	04/21/23	207,900
S&P 500 Index	Chicago Board Options Exchange	36	14,675,760	3,700	03/17/23	66,600
S&P 500 Index	Chicago Board Options Exchange	61	24,867,260	2,400	11/17/23	99,125
S&P 500 Index	Chicago Board Options Exchange	35	14,268,100	3,730	02/17/23	18,025
S&P 500 Index	Chicago Board Options Exchange	58	23,644,280	2,450	12/15/23	114,260

TOTAL PURCHASED OPTIONS (Cost 1,532,155)						624,585

For the period, the average monthly notional amount at value for purchased options in the aggregate was $110,375,401.
TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $48,163,349)	50,317,505
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(70,406)
NET ASSETS - 100.0%	50,247,099

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.38%	-	45,875,880	45,300,333	16,606	-	-	575,547	0.0%
Total	-	45,875,880	45,300,333	16,606	-	-	575,547

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,659,462	3,659,462	-	-
Consumer Discretionary	5,036,291	5,036,291	-	-
Consumer Staples	3,204,408	3,204,408	-	-
Energy	2,342,183	2,342,183	-	-
Financials	5,652,046	5,652,046	-	-
Health Care	6,942,370	6,942,370	-	-
Industrials	4,150,818	4,150,818	-	-
Information Technology	12,723,008	12,723,008	-	-
Materials	1,267,649	1,267,649	-	-
Real Estate	1,320,914	1,320,914	-	-
Utilities	1,495,708	1,495,708	-	-

Money Market Funds	575,547	575,547	-	-

Equity Funds	1,322,516	1,322,516	-	-

Purchased Options	624,585	624,585	-	-
Total Investments in Securities:	50,317,505	50,317,505	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Purchased Options (a)	624,585	0
Total Equity Risk	624,585	0
Total Value of Derivatives	624,585	0

(a)Gross value is presented in the Statement of Assets and Liabilities in the Investments in Securities at value line-item.

Financial Statements
Statement of Assets and Liabilities
		January 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $47,587,802)	$49,741,958
Fidelity Central Funds (cost $575,547)	575,547

Total Investment in Securities (cost $48,163,349)		$50,317,505
Receivable for fund shares sold		26,636
Dividends receivable		38,454
Distributions receivable from Fidelity Central Funds		2,735
Receivable from investment adviser for expense reductions		24,167
Total assets		50,409,497
Liabilities
Payable for investments purchased	$120,976
Payable for fund shares redeemed	17
Accrued management fee	22,059
Distribution and service plan fees payable	897
Other affiliated payables	18,438
Other payables and accrued expenses	11
Total Liabilities		162,398
Net Assets		$50,247,099
Net Assets consist of:
Paid in capital		$48,902,526
Total accumulated earnings (loss)		1,344,573
Net Assets		$50,247,099

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,317,089 ÷ 132,949 shares) (a)		$9.91
Maximum offering price per share (100/94.25 of $9.91)		$10.51
Class M :
Net Asset Value and redemption price per share ($508,521 ÷ 51,327 shares) (a)		$9.91
Maximum offering price per share (100/96.50 of $9.91)		$10.27
Class C :
Net Asset Value and offering price per share ($526,288 ÷ 53,143 shares) (a)		$9.90
Fidelity Hedged Equity Fund :
Net Asset Value , offering price and redemption price per share ($46,678,041 ÷ 4,709,343 shares)		$9.91
Class I :
Net Asset Value , offering price and redemption price per share ($497,367 ÷ 50,180 shares)		$9.91
Class Z :
Net Asset Value , offering price and redemption price per share ($719,793 ÷ 72,605 shares)		$9.91
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
		For the period September 1, 2022 (commencement of operations) through January 31, 2023
Investment Income
Dividends		$258,995
Income from Fidelity Central Funds		16,606
Total Income		275,601
Expenses
Management fee	$89,553
Distribution and service plan fees	3,813
Independent trustees' fees and expenses	91,689
Total expenses before reductions	185,055
Expense reductions	(92,729)
Total expenses after reductions		92,326
Net Investment income (loss)		183,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(831,002)
Total net realized gain (loss)		(831,002)
Change in net unrealized appreciation (depreciation) on investment securities		2,154,156
Net gain (loss)		1,323,154
Net increase (decrease) in net assets resulting from operations		$1,506,429
Statement of Changes in Net Assets

For the period September 1, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$183,275
Net realized gain (loss)	(831,002)
Change in net unrealized appreciation (depreciation)	2,154,156
Net increase (decrease) in net assets resulting from operations	1,506,429
Distributions to shareholders	(161,856)
Share transactions - net increase (decrease)	48,902,526
Total increase (decrease) in net assets	50,247,099

Net Assets
Beginning of period	-
End of period	$50,247,099

Financial Highlights
Fidelity Advisor® Hedged Equity Fund Class A

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.04
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.06)
Distributions from net investment income	(.03)
Total distributions	(.03)
Net asset value, end of period	$9.91
Total Return D,E,F	(.59)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.34% I
Expenses net of fee waivers, if any	.80% I
Expenses net of all reductions	.79% I
Net investment income (loss)	.90% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,317
Portfolio turnover rate J	21% K

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Amount not annualized.

Fidelity Advisor® Hedged Equity Fund Class M

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.03
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.07)
Distributions from net investment income	(.02)
Total distributions	(.02)
Net asset value, end of period	$9.91
Total Return D,E,F	(.71)%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.54% I
Expenses net of fee waivers, if any	1.05% I
Expenses net of all reductions	1.04% I
Net investment income (loss)	.65% I
Supplemental Data
Net assets, end of period (000 omitted)	$509
Portfolio turnover rate J	21% K

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Amount not annualized.

Fidelity Advisor® Hedged Equity Fund Class C

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.01
Net realized and unrealized gain (loss)	(.11)
Total from investment operations	(.10)
Distributions from net investment income	- D
Net asset value, end of period	$9.90
Total Return E,F,G	(.97)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.04% J
Expenses net of fee waivers, if any	1.55% J
Expenses net of all reductions	1.54% J
Net investment income (loss)	.15% J
Supplemental Data
Net assets, end of period (000 omitted)	$526
Portfolio turnover rate K	21% L

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Amount represents less than $.005 per share.

E Total returns for periods of less than one year are not annualized.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Total returns do not include the effect of the contingent deferred sales charge.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Annualized.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

L Amount not annualized.

Fidelity® Hedged Equity Fund

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.05)
Distributions from net investment income	(.04)
Total distributions	(.04)
Net asset value, end of period	$9.91
Total Return D,E	(.54)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.12% H
Expenses net of fee waivers, if any	.55% H
Expenses net of all reductions	.54% H
Net investment income (loss)	1.15% H
Supplemental Data
Net assets, end of period (000 omitted)	$46,678
Portfolio turnover rate I	21% J

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Amount not annualized.

Fidelity Advisor® Hedged Equity Fund Class I

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.05)
Distributions from net investment income	(.04)
Total distributions	(.04)
Net asset value, end of period	$9.91
Total Return D,E	(.54)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.04% H
Expenses net of fee waivers, if any	.55% H
Expenses net of all reductions	.55% H
Net investment income (loss)	1.15% H
Supplemental Data
Net assets, end of period (000 omitted)	$497
Portfolio turnover rate I	21% J

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Amount not annualized.

Fidelity Advisor® Hedged Equity Fund Class Z

Years ended January 31,	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.05
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	(.05)
Distributions from net investment income	(.04)
Total distributions	(.04)
Net asset value, end of period	$9.91
Total Return D,E	(.54)%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.01% H
Expenses net of fee waivers, if any	.50% H
Expenses net of all reductions	.50% H
Net investment income (loss)	1.20% H
Supplemental Data
Net assets, end of period (000 omitted)	$720
Portfolio turnover rate I	21% J

A For the period September 1, 2022 (commencement of operations) through January 31, 2023.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Amount not annualized.

Notes to Financial Statements
For the period ended January 31, 2023

1. Organization.
Fidelity Hedged Equity Fund (the Fund) is a fund of Fidelity Greenwood Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund offers Class A, Class M, Class C, Fidelity Hedged Equity Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2023 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2023, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   options, partnerships, capital loss carryforwards and losses deferred due to option transactions and wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,193,874
Gross unrealized depreciation	(1,172,811)
Net unrealized appreciation (depreciation)	$3,021,063
Tax Cost	$47,296,442

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$21,416
Capital loss carryforward	$(1,681,984)
Net unrealized appreciation (depreciation) on securities and other investments	$3,005,141

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(552,437)
Long-term	(1,129,547)
Total capital loss carryforward	$(1,681,984)

The tax character of distributions paid was as follows:

January 31, 2023 A
Ordinary Income	$161,856

A   For the period September 1, 2022 (commencement of operations) through January 31, 2023.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. Exchange-traded options were used to manage exposure to the market.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period unless an average notional amount is presented.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Hedged Equity Fund	55,093,337	9,118,085
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Diversifying Solutions LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which each class of the Fund pays a monthly management fee. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees, distribution and service plan fees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses. During the period, the management fee for each class of the Fund was as follows:

Annual % of Class-Level Average Net Assets
Class A	.55%
Class M	.55%
Class C	.55%
Fidelity Hedged Equity Fund	.55%
Class I	.55%
Class Z	.50%

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$756	$522
Class M	.25%	.25%	1,016	1,009
Class C	.75%	.25%	2,041	2,032
			$3,813	$3,563

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions.   The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$166

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:
Amount
Fidelity Hedged Equity Fund	$351

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Hedged Equity Fund	106,204	-	-

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2024. Some expenses, for example certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.80%	$1,633
Class M	1.05%	1,004
Class C	1.55%	1,016
Fidelity Hedged Equity Fund	.55%	86,608
Class I	.55%	990
Class Z	.50%	1,371
		$92,622
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $107.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended January 31, 2023 A
Fidelity Hedged Equity Fund
Distributions to shareholders
Class A	$2,528
Class M	958
Class C	150
Fidelity Hedged Equity Fund	154,020
Class I	1,750
Class Z	2,450
Total	$161,856

A   For the period September 1, 2022 (commencement of operations) through January 31, 2023.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended January 31, 2023 A	Year ended January 31, 2023 A
Fidelity Hedged Equity Fund
Class A
Shares sold	133,546	$1,303,675
Reinvestment of distributions	260	2,528
Shares redeemed	(857)	(8,250)
Net increase (decrease)	132,949	$1,297,953
Class M
Shares sold	51,229	$511,835
Reinvestment of distributions	98	958
Net increase (decrease)	51,327	$512,793
Class C
Shares sold	53,128	$530,661
Reinvestment of distributions	15	150
Net increase (decrease)	53,143	$530,811
Fidelity Hedged Equity Fund
Shares sold	4,777,239	$45,999,665
Reinvestment of distributions	15,347	149,478
Shares redeemed	(83,243)	(808,623)
Net increase (decrease)	4,709,343	$45,340,520
Class I
Shares sold	50,000	$500,000
Reinvestment of distributions	180	1,750
Net increase (decrease)	50,180	$501,750
Class Z
Shares sold	72,944	$721,934
Reinvestment of distributions	252	2,450
Shares redeemed	(591)	(5,685)
Net increase (decrease)	72,605	$718,699

A   For the period September 1, 2022 (commencement of operations) through January 31, 2023.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In addition, at the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	VIP FundsManager 50% Portfolio	VIP FundsManager 60% Portfolio
Fidelity Hedged Equity Fund	25%	31%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Hedged Equity Fund	74%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Greenwood Street Trust and the Shareholders of Fidelity Hedged Equity Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Hedged Equity Fund (the "Fund"), a fund of Fidelity Greenwood Street Trust, including the schedule of investments, as of January 31, 2023, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 1, 2022 (commencement of operations) through January 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, and the results of its operations, the changes in its net assets and the financial highlights for the period from September 1, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 16, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees four funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. David B. Jones is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's alternative investment funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, high income, and equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged FDS and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FDS, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FDS's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ®  funds. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
David B. Jones (1962)
Year of Election or Appointment: 2021
Trustee
Chair of the Board of Trustees
Mr. Jones also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Jones served in a variety of positions at Fidelity Investments (1982-2008), retiring as a Senior Vice President. His duties included new product development, serving as a liaison to the board of trustees of various Fidelity ® funds, and development of policies and procedures for fund investments in derivatives and complex securities. He also served on the FMR Fair Value Committee, which is responsible for day-to-day valuation activities for various Fidelity ® funds
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FDS.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jennifer M. Birmingham (1971)
Year of Election or Appointment: 2021
Trustee
Ms. Birmingham also serves as Trustee of other Fidelity ® funds. Ms. Birmingham serves as Managing Director of Princeton University Investment Company (PRINCO) (2010-present). Previously, Ms. Birmingham served in a variety of positions at Deutsche Bank Asset Management (2002-2010), including Managing Director, Global CFO of DB Advisors and Deutsche Insurance Asset Management, Americas CFO of DWS Americas and various legal entities (2005-2010). Prior to Deutsche Bank, Ms. Birmingham was an employee of Investors Bank and Trust Company (1997-2002) and Deloitte & Touche LLP (1993-1997).
Matthew J. Conti (1966)
Year of Election or Appointment: 2021
Trustee
Mr. Conti also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Conti served in a variety of positions at Fidelity Investments, including as a portfolio manager to certain Fidelity® funds (2000-2018) and research analyst (1995-2003). Mr. Conti serves as a member of the Board of Directors of the Rose Kennedy Greenway Conservancy (2021-present).
Tara C. Kenney (1960)
Year of Election or Appointment: 2021
Trustee
Ms. Kenney also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kenney served as Senior Vice President of Boston Common Asset Management (2017-2020). Previously, Ms. Kenney served as Managing Director in a variety of roles for Deutsche Asset Management (2003-2016) as well as Scudder Investments where she was a Portfolio Manager (1995-2003). Currently, Ms. Kenney serves as a Board member for a number of non-profit organizations and academic institutions, including Catholic Charities USA (2017-present) and the Kellogg Institute for International Studies at the University of Notre Dame (2002-present). Ms. Kenney is also an adjunct professor of finance at the University of Notre Dame.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Joseph Benedetti (1965)
Year of Election or Appointment: 2021
Assistant Secretary
Mr. Benedetti also serves as Assistant Secretary of other funds. Mr. Benedetti is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2020-present) and is an employee of Fidelity Investments. Mr. Benedetti serves as Assistant Secretary of Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present) and FIAM LLC (investment adviser firm, 2021-present). Previously, Mr. Benedetti served as Secretary of Fidelity Diversifying Solutions LLC (2021-2022). Prior to joining Fidelity, Mr. Benedetti was Assistant General Counsel at Invesco (investment adviser firm, 2019-2020); Senior Vice President and Managing Counsel at OppenheimerFunds Inc. (investment adviser firm, 2017-2019); and a Managing Director in the Legal Department of Morgan Stanley Investment Management Inc. (investment adviser firm, 2004-2017).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as President and Treasurer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2021
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Nati Davidi (1971)
Year of Election or Appointment: 2021
Assistant Secretary
Ms. Davidi also serves as Assistant Secretary of other funds. Ms. Davidi serves as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2013-present) and is an employee of Fidelity Investments. Previously, Ms. Davidi served as Assistant Secretary of the North Carolina Capital Management Trust (2016-2022).
Jonathan Davis (1968)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
William Irving (1964)
Year of Election or Appointment: 2023
Vice President
Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022).  Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2021
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Ksenia Portnoy (1980)
Year of Election or Appointment: 2021
Chief Compliance Officer
Ms. Portnoy also serves as Chief Compliance Officer of other funds. Ms. Portnoy is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2021-present). Prior to joining Fidelity, Ms. Portnoy worked in the asset management divisions of Morgan Stanley Investment Management (investment adviser firm, 2020-2021), Mizuho (investment adviser firm, 2015-2020), Guggenheim Partners (investment adviser firm, 2012-2015) and Lehman Brothers (investment adviser firm, 2008-2012).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2021
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2022 to January 31, 2023). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2022 to January 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value January 31, 2023	Expenses Paid During Period
Fidelity® Hedged Equity Fund
Class A	.80%
Actual		$ 1,000	$ 994.10	$ 3.34 C
Hypothetical- B		$ 1,000	$ 1,021.17	$ 4.08 D
Class M	1.05%
Actual		$ 1,000	$ 992.90	$ 4.39 C
Hypothetical- B		$ 1,000	$ 1,019.91	$ 5.35 D
Class C	1.55%
Actual		$ 1,000	$ 990.30	$ 6.47 C
Hypothetical- B		$ 1,000	$ 1,017.39	$ 7.88 D
Fidelity® Hedged Equity Fund	.55%
Actual		$ 1,000	$ 994.60	$ 2.30 C
Hypothetical- B		$ 1,000	$ 1,022.43	$ 2.80 D
Class I	.55%
Actual		$ 1,000	$ 994.60	$ 2.30 C
Hypothetical- B		$ 1,000	$ 1,022.43	$ 2.80 D
Class Z	.50%
Actual		$ 1,000	$ 994.60	$ 2.09 C
Hypothetical- B		$ 1,000	$ 1,022.68	$ 2.55 D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C    Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 153 / 365 (to reflect the period September 1, 2022 to January 31, 2023).

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com .

The fund designates $8,210 of distributions paid during the fiscal year ended 2023 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, Retail Class, Class I and Class Z designate 100% of the dividends distributed in December 2022, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Retail Class, Class I and Class Z designated 100% of the dividends distributed in December 2022, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Hedged Equity Fund
At its May 2022 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Diversifying Solutions LLC (FDS) and the sub-advisory agreements with affiliates of FDS (together, the Advisory Contracts) for the fund. FDS and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objectives, strategies, and related investment philosophies.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to training and managing investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services . The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third-party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools.

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in managing assets and trading derivatives instruments.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.   In reviewing the Advisory Contracts, the Board considered the fund's proposed class-level management fee rates, out of which FDS will pay all operating expenses of the fund, with certain limited exceptions. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of each class of the fund. The Board noted that the fund's proposed management fee rate was lower than the median fee rate of funds with a similar Lipper investment objective category and comparable investment mandate, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of each class of the fund was below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.

Based on its review, the Board concluded that the management fee and the projected total expense ratios of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.   The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing the fund's shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period ending November 30, 2022. The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9905820.100
FHE-ANN-0423

Item 2.

Code of Ethics

As of the end of the period, January 31, 2023, Fidelity Greenwood Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Jennifer M. Birmingham is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Birmingham is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Hedged Equity Fund, Fidelity Macro Opportunities Fund, and Fidelity Risk Parity Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Hedged Equity Fund	$44,500	$-	$9,700	$300
Fidelity Macro Opportunities Fund	$74,400	$-	$9,300	$500
Fidelity Risk Parity Fund	$76,200	$-	$9,300	$500

January 31, 2022 FeesB

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Hedged Equity Fund	$-	$-	$-	$-
Fidelity Macro Opportunities Fund	$-	$-	$-	$-
Fidelity Risk Parity Fund	$-	$-	$-	$-

A Amounts may reflect rounding.
B Fidelity Macro Opportunities Fund and Fidelity Risk Parity Fund commenced operations on July 7, 2022. Fidelity Hedged Equity Fund commenced operations on September 1, 2022.

The following table(s) present(s) fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Diversifying Solutions LLC ("FDS") and entities controlling, controlled by, or under common control with FDS (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2023A,B	January 31, 2022B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Hedged Equity Fund, Fidelity Macro Opportunities Fund, and Fidelity Risk Parity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund(s), FDS (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2023A,B	January 31, 2022A,B
Deloitte Entities	$487,200	$521,600

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Hedged Equity Fund, Fidelity Macro Opportunities Fund, and Fidelity Risk Parity Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FDS’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Greenwood Street Trust

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer

Date:	March 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Heather Bonner
Heather Bonner
President and Treasurer

Date:	March 23, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 23, 2023